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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1999



PORTFOLIO MANAGERS

     Real Estate Securities Trust and Equity Index Trust

         Mark Schmeer and Leslie Grober no longer manage the Real Estate Securities Trust. Robert Lutzko and Brett Hyrb have been appointed as portfolio managers. Mr. Lutzko joined MAC in 1995. He is an investment manager of U.S. Equities at Manulife Financial. Prior to 1995, Mr. Lutzko worked for OMERS, one of the largest retirement funds in Canada. He also worked for Workers Compensation Board where he served as portfolio manager for U.S. Small Cap Investments, and portfolio manager for U.S. Large Cap Equities. A Chartered Financial Analyst, Mr. Lutzko graduated from Sheridan College. Mr. Hyrb joined MAC in 1996. He is a research analyst, U.S. Equities specializing in equity index portfolios. Prior to joining MAC, he worked for Global Accounting at Elliott & Page, an affiliate of MAC. A Chartered Financial Analyst, Mr. Hryb earned a bachelor's degree from McMaster University. Mr. Lutzko has replaced Mr. Grober as manager of the Equity Index Trust as well. Mr. Hyrb continues to manage this portfolio.

     Mid Cap Growth Trust

         Christopher Perras has joined the management team for the Mid Cap Growth Trust. Mr. Perras, Portfolio Manager, has been associated with A I M Capital Management, Inc. and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. Mr. Perras earned a BS in electrical engineering from the Georgia Institute of Technology and an MBA from Harvard Graduate School of Business Administration. He is a Chartered Financial Analyst and a Chartered Financial Consultant.

     Aggressive Growth Trust

         Ryan Crane has joined the management team for the Aggressive Growth Trust. Mr. Crane, Portfolio Manager, has been associated with A I M Capital Management, Inc. and/or its affiliates since 1994. A Chartered Financial Analyst, Mr. Crane earned a BS with honors in economics from the University of Houston.

     International Small Cap Trust

         Michael Gerding who has been the lead portfolio manager for the International Small Cap Trust no longer manages this portfolio. Tracy P. Stouffer has been appointed as lead portfolio manager. Ms. Stouffer, Vice President of Investments, joined Founders in 1999. Prior to joining Founders, she was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management Inc. from 1988 to 1995. A graduate of Cornell University, Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada. She is also a Chartered Financial Analyst.

     Mid Cap Blend Trust

         Katherine Collins, portfolio manager of the Mid Cap Blend Trust, will be stepping down as manager on August 2, 1999. She will be pursuing other interests at Fidelity and taking a position within the Fidelity Foundation, which represents Fidelity's philanthropic interests. Mr. Bahaa Fam will be joining Richard Fentin as portfolio manager of the Mid Cap Blend Trust. Mr. Fam is Director of Quantitative Research for Fidelity Management & Research Company, a division of Fidelity Investments. He directs a team of research analysts in the design of novel methods for stock selection and portfolio construction and serves as an advisor on portfolio strategy and asset allocation for Fidelty's funds. He also directly manages several U.S. equity (sub)portfolios. Prior


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to joining Fidelity, Mr. Fam was Managing Director and Consulting Scientist for
the MITRE Corporation where he directed a broad range of research activities.

     Growth Trust

         Peter Wiley who has been the lead portfolio manager for the Growth Trust no longer manages this portfolio. Dean Barr has been appointed as lead portfolio manager and Peter Stonberg also continues to manage the portfolio. In addition, Richard Weed has joined the management team for the Growth Trust. Mr. Weed is a principal at SSgA and a senior Portfolio Manager in the U.S. Active Equity group. His responsibilities include portfolio management, product development, and research for the U.S. Active Equity strategies. Mr. Weed also created and manages the U.S. Aggressive Growth Strategy. He joined SSgA in 1994 in the Credit and Risk Policy Area where he was responsible for quantifying market risk for the corporation across equity, bond, and foreign exchange positions.

     U.S. Large Cap Value Trust and Income & Value Trust

         Terry Berkemeier has joined the management team for the U.S. Large Cap Value Trust and the Income & Value Trust. Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

ADVISORY ARRANGEMENTS

         The following replaces the fourth paragraph (except for the last sentence) found in the Trust's Prospectus under the heading "Management of the Trust - Advisory Arrangements."

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio, except for the Lifestyle Trusts for which the Adviser receives no fee. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

BALANCED TRUST

         The following replaces the third bullet found in the Trust's Prospectus under the heading "Balanced Trust- Principal Risks of Investing in this Portfolio."

o The portfolio will invest at least 25% of its assets in investment grade fixed income securities. Investment grade fixed income securities in the lowest rating category involve more risk than these securities in the higher rating categories as described under "Risks of Investing in Certain Types of Securities."



                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 8, 1999.